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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Nebraska                    000-50139
---------------------------         -----------           ----------------------
 (State of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)


               1620 Dodge Street
                 Stop Code 3198
                Omaha, Nebraska                                    68197-3198
   ------------------------------------------                     ------------
    (Address of principal executive offices)                       (Zip Code)


                                 (402) 341-0500
                   -------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

None.

(C) Exhibits

EXHIBIT NO.       DOCUMENT DESCRIPTION

Exhibit 20        Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
                  Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2003                    FIRST NATIONAL FUNDING LLC

                                        By:    First National Funding
                                               Corporation, Managing Member


                                        By:    /s/ Matthew W. Lawver
                                               ---------------------------------
                                               Matthew W. Lawver, President



Dated: July 15, 2003                    FIRST NATIONAL MASTER NOTE TRUST,

                                        By:    First National Bank of Omaha,
                                               As Servicer of First National
                                               Master Note Trust

                                        By:    /s/ Matthew W. Lawver
                                               ---------------------------------
                                               Matthew W. Lawver, Senior Vice
                                               President



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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

20                Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
                  Report